                                                                     EXHIBIT 99


                             POST PROPERTIES, INC.

                         SELECTED FINANCIAL INFORMATION

             (Dollars in thousands, except per share or unit data)
                                  (Unaudited)


                                                                  THREE MONTHS ENDED        TWELVE MONTHS ENDED
                                                                      DECEMBER 31               DECEMBER 31
                                                               ========================   =======================
                                                                  1997          1996         1997         1996
                                                               ==========    ==========   ==========   ==========
OPERATING  DATA
   Revenue:

      Rental - owned properties ..............................   $ 58,138    $  41,208    $ 186,126    $ 158,618
      Property management - third party ......................        725          640        2,421        2,828
      Landscape services - third party .......................      1,328        1,414        5,120        4,834
      Interest ...............................................         59           37           89          326
      Other ..................................................      1,672        1,036        6,360        4,969
                                                                 --------    ---------    ---------    ---------
              Total revenue ..................................     61,922       44,335      200,116      171,575
                                                                 --------    ---------    ---------    ---------

   Property operating and maintenance expenses - owned
       properties ............................................     20,153       14,663       67,519       58,202
   Depreciation - real estate assets .........................      9,094        6,003       27,991       22,676
   Depreciation - non-real estate assets .....................        299          217        1,057          927
   Property management expenses - third party ................        654          447        1,956        2,055
   Landscape services expenses - third party .................      1,167        1,054        4,284        3,917
   Interest expense ..........................................      7,936        5,393       24,658       22,131
   Amortization of deferred loan costs .......................        233          327          980        1,352
   General and administrative expenses .......................      2,463        1,930        7,363        7,716
                                                                 --------    ---------    ---------    ---------
                                                                   41,999       30,034      135,808      118,976
                                                                 --------    ---------    ---------    ---------
   Net income before net gain(loss) on sale of assets, loss on relocation of corporate office, minority
      interest and extraordinary item ........................     19,923       14,301       64,308       52,599
   Net gain(loss) on sale of assets ..........................       (242)           0        3,270          854
   Loss on relocation of corporate office ....................     (1,500)           0       (1,500)        --
   Minority interest of unitholders in Operating Partnership .     (2,569)      (2,542)     (11,131)      (9,984)
                                                                 --------    ---------    ---------    ---------
   Net income before extraordinary item ......................     15,612       11,759       54,947       43,469
   Extraordinary item, net of minority interest (1) ..........          0            0          (75)        --
                                                                 --------    ---------    ---------    ---------
Net income ...................................................     15,612       11,759       54,872       43,469
Dividends to preferred shareholders ..........................     (1,720)      (1,063)      (4,907)      (1,063)
                                                                 ========    =========    =========    =========
Net income available to common shareholders ..................   $ 13,892    $  10,696    $  49,965    $  42,406
                                                                 ========    =========    =========    =========

   Funds from operations (2) .................................   $ 27,297    $  19,241    $  87,392    $  74,212
                                                                 ========    =========    =========    =========

PER COMMON SHARE/UNIT DATA (3)
   Net income before extraordinary item

        (net of preferred dividend) - basic ..................   $   0.49    $    0.49    $    2.11    $    1.95
                                                                 ========    =========    =========    =========
   Net income available to common shareholders - basic .......   $   0.49    $    0.49    $    2.11    $    1.95

   Net income available to common shareholders - diluted .....   $   0.48    $    0.48    $    2.07    $    1.94
                                                                 ========    =========    =========    =========
   Dividends declared ........................................   $  0.595    $   0.540    $    2.38    $    2.16
                                                                 ========    =========    =========    =========

                                                                        DECEMBER 31
                                                              ==============================
                                                                 1997                1996
                                                              ==========         ===========
                                                                       (Unaudited)
BALANCE SHEET DATA

   Real estate, before accumulated depreciation ......        $1,936,011         $1,109,342
   Real estate, after accumulated depreciation .......         1,734,916            931,670
   Total assets ......................................         1,780,563            958,675
   Total debt ........................................           821,209            434,319
   Shareholders' equity ..............................           756,920            398,993

KEY DEBT STATISTICS

   Total secured debt ................................           193,209            185,319
   Total unsecured debt ..............................           628,000            249,000
   Interest coverage ratio (4)(5) ....................               4.8                4.5
   Fixed charge coverage ratio (4)(6) ................               4.0                4.3
   Total debt as a % of undepreciated real estate ....              42.4%              39.2%

                    NOTES TO SELECTED FINANCIAL INFORMATION

(1) - The extraordinary item for the twelve months ended December 31, 1997 resulted from the costs associated with the early extinguishment of indebtedness.

(2) - The Company uses the National Association of Real Estate Investment Trust ("NAREIT") definition of Funds from Operations ("FFO"), which became effective for periods beginning after January 1, 1996. FFO for any period means the consolidated net income of the Company and its subsidiaries for such period excluding gains or losses from debt restructuring and sales of property, plus depreciation of real estate assets, and after adjustment for unconsolidated partnerships and joint ventures, all determined in accordance with generally accepted accounting principles ("GAAP"). FFO presented herein is not necessarily comparable to FFO presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company's FFO is comparable to the FFO of real estate companies that use the current NAREIT definition. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs or ability to service indebtedness or make distributions.

(3) - As of December 31, 1997, there were 35,843,066 units of the Operating Partnership outstanding, of which 30,626,592 were owned by the Company. The weighted average shares and units outstanding for the three and twelve months ended December 31, 1997 was 33,722,727 and 28,880,928, respectively.

(4) - Calculated for the twelve months ended December 31, 1997 and 1996.

(5) - Interest coverage ratio is defined as net income available for debt service divided by interest expense. For purposes of this calculation, net income available for debt service represents earnings before minority interest, net gain(loss) on sale of assets, loss on relocation of corporate office, dividends to preferred shareholders, interest, income taxes, depreciation and amortization and extraordinary items.

(6) - Fixed charge coverage ratio is defined as net income available for debt service divided by interest expense plus dividends to preferred shareholders. For purposes of this calculation, net income available for debt service represents earnings before minority interest, net gain(loss) on sale of assets, loss on relocation of corporate office, dividends to preferred shareholders, interest, income taxes, depreciation and amortization and extraordinary items.

                             POST PROPERTIES, INC.

                           CALCULATION OF FFO AND CAD

             (Dollars in thousands, except per share or unit data)

                                                                THREE MONTHS ENDED                    TWELVE MONTHS ENDED
                                                                    DECEMBER 31                            DECEMBER 31
                                                          ===============================       ===============================
                                                              1997               1996                 1997               1996
                                                          ============       ============       ============       ============
Net income available to common shareholders .........     $     13,892       $     10,696       $     49,965       $     42,406
     Extraordinary item, net of minority interest ...                0                  0                 75                  0
     Minority Interest ..............................            2,569              2,542             11,131              9,984
     Net (gain)/loss on sale of assets ..............              242                  0             (3,270)              (854)
     Loss on relocation of corporate office .........            1,500                  0              1,500                  0
                                                          ------------       ------------       ------------       ------------
Adjusted net income .................................           18,203             13,238             59,401             51,536
Depreciation - real estate assets ...................            9,094              6,003             27,991             22,676
                                                          ------------       ------------       ------------       ------------
Funds from Operations ...............................           27,297             19,241             87,392             74,212
Recurring capital expenditures (1) ..................             (744)              (878)            (3,675)            (2,961)
Non-recurring capital expenditures ..................              (72)              (361)              (605)            (1,429)
Loan amortization payments ..........................              (30)               (68)              (179)              (228)
                                                          ------------       ------------       ------------       ------------
Cash Available for Distribution .....................     $     26,451       $     17,934       $     82,933       $     69,594
                                                          ============       ============       ============       ============
Revenue generating capital expenditures (2) .........     $      3,393       $        116       $      8,168       $        509
                                                          ============       ============       ============       ============



Weighted average shares outstanding .................       28,506,253         21,903,088         23,664,044         21,787,648
Weighted average shares and units outstanding .......       33,722,727         27,103,557         28,880,928         26,917,723

===============================================================================================================================
PAYOUT RATIO

Payout ratio FFO ....................................             73.5%              76.1%              78.5%              78.3%
Payout ratio CAD ....................................             76.3%              81.8%              82.9%              83.4%
===============================================================================================================================






(1) - Since the Company does not add back the depreciation of non-real estate assets in its calculation of FFO, capital expenditures of $2,035 and $3,221 for the three and twelve months ended December 31, 1997, respectively, and $329 and $820 for the three and twelve months ended December 31, 1996, respectively, are excluded from the calculation of CAD.
(2) - Includes a major renovation of three communities in the amount of $2,396 and $5,532 for the three and twelve months ended December 31, 1997, respectively, and one community in the amount of $116 and $509 for the three and twelve months ended December 31, 1996, respectively, and water submetering in the amount of $997 and $2,636 for the three and twelve months ended December 31, 1997, respectively.